UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  May 23, 2002
                                (Date of earliest
                                 event reported)




Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------
1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-7398

333-85496                  EXELON GENERATION COMPANY, LLC                               23-3064219
                           (a Pennsylvania limited liability company)
                           300 Exelon Way
                           Kennett Square, Pennsylvania 19348
                           (610) 765-8200


Item 5. Other Events

Exelon previously reported that its Power Team was one of more than 100 companies asked to respond to FERC's request for data in connection with its investigation of the California power markets during the period 2000 to 2001. Exelon responded to FERC that Power Team did not engage in "Death Star," "Get Shorty," "Fat Boy," or any of the other strategies put forth in the Enron memos referred to in FERC's data request. A copy of Exelon's response to the FERC data request is attached hereto as Exhibit 99.1.

EXHIBIT INDEX

Exhibit
Number                  Description of Exhibit


99.1 Exelon's May 21, 2002 response to the FERC data request regarding Sellers of Wholesale Electricity and/or Ancillary Services to the California Independent System Operator and/or the California Power Exchange During the Years 2000-2001, Docket No. PA 02-2-000.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               EXELON CORPORATION
                               EXELON GENERATION COMPANY, LLC


                               /S/  Ruth Ann Gillis
                               -----------------------------------
                               Ruth Ann Gillis
                               Senior Vice President and Chief Financial Officer Exelon Corporation


May 23, 2002